Phone: 800-213-0689 www.newenergytechnologiesinc.com	Briana L. Erickson New Energy Technologies, Inc. 9192 Red Branch Road, Suite 110 Columbia, MD 21045 Email: Briana@NewEnergyTechnologiesInc.com

Exhibit 99.1

News Release

New Energy Generates Electricity on Flexible Plastic Using Novel See-Through SolarWindow™ Coatings

Columbia, MD – August 3, 2011 – New Energy Technologies, Inc. (OTCQB: NENE) today announced that researchers developing its SolarWindow™ technology, capable of generating electricity on see-through glass, have now successfully generated electricity on flexible plastic using the Company’s ‘spray-on’ coating methods – an important technical achievement necessary for the development of electricity-generating window films.

“Today’s breakthrough supports a brand new commercial application for our core SolarWindow™ technology and is the direct result of numerous patent-pending methods, materials, and processes we have worked hard to invent and develop,” explained Mr. John A. Conklin, President and CEO of New Energy Technologies, Inc.

“These important technology breakthroughs have already resulted in a successful public demonstration last year of our SolarWindow™ application on glass, able to generate electricity while remaining see-through.  Since then, New Energy’s product development group has worked aggressively to advance our SolarWindow™ application for glass windows towards commercial manufacturability.  Concurrently, our research scientists have been working to create new and exciting SolarWindow™ products which reach beyond glass.  The result is today’s announcement regarding our ability to generate electricity on flexible plastics.”

Scientists anticipate that commercially developed electricity-generating flexible plastic could be deployed as tinted window film, which remains see-through while generating electrical power. Traditionally, the prospect of creating see-through flexible plastic which generates electricity has been limited by numerous technical challenges, including the need for cumbersome temperature-specific, pressure sensitive, and expensive process methods for applying coatings to plastic surfaces.

New Energy researchers achieved today’s breakthrough by spraying the Company’s electricity-generating coatings onto flexible, lightweight lab-scale plastic (polyethylene terephthalate or “PET”) at room temperature and at low pressure, which may result in reduced manufacturing costs. While developing the first working PET prototype, researchers also overcame conventional issues with surface preparation, considered vital to achieving maximum strength of the coatings’ bond to the surface, and for optimizing product durability and lifespan.

Notably, researchers were able to maintain the working ‘architecture’ of New Energy’s SolarWindow™ while achieving flexibility.  The SolarWindow™ architecture enables various important functions such as generating electricity on the surface of plastic and distributing electricity to the circuit.

Currently under development for eventual commercial deployment in the estimated 85 million commercial buildings and homes in America, SolarWindow™ is the subject of ten new patent filings and is the world’s first-of-its-kind technology capable of generating electricity on see-through glass windows.

About New Energy Technologies, Inc.
New Energy Technologies, Inc., together with its wholly owned subsidiaries, is a developer of next generation alternative and renewable energy technologies. Among the Company’s technologies under development are:

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  MotionPower™ roadway systems for generating electricity by capturing the kinetic energy produced by moving vehicles – a patent-pending technology, the subject of 18 US and International patent applications.  An estimated 250 million registered vehicles drive more than six billion miles on America’s roadways, every day; and

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  SolarWindow™ technologies which enable see-through windows to generate electricity by ‘spraying’ their glass surfaces with New Energy’s electricity-generating coatings – the subject of ten patent applications.  These solar coatings are less than 1/10th the thickness of ‘thin’ films and make use of the world’s smallest functional solar cells, shown to successfully produce electricity in a published peer-reviewed study in the Journal of Renewable and Sustainable Energy of the American Institute of Physics.

Through established relationships with universities, research institutions, and commercial partners, we strive to identify technologies and business opportunities on the leading edge of renewable energy innovation.  Unique to our business model is the use of established research infrastructure owned by the various institutions we deal with, saving us significant capital which would otherwise be required for such costs as land and building acquisition, equipment and capital equipment purchases, and other start-up expenses. As a result, we are able to benefit from leading edge research while employing significantly less capital than conventional organizations.

For additional information, please call Ms. Briana L. Erickson toll-free at 1-800-213-0689 or visit: www.newenergytechnologiesinc.com.

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Legal Notice Regarding Forward-Looking Statements

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although New Energy Technologies, Inc. (the “Company” or “New Energy Technologies”) believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the Company's products, technical problems with the Company's research and products, price increases for supplies and components, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the Company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. There can be no assurance that further research and development will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that New Energy Technologies, Inc. will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the Company's most recent Form 10-Q and Form 10-K filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S. Securities & Exchange Commission at 1-800-SEC-0330. The U.S. Securities & Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S.  Securities & Exchange Commission at http://www.sec.gov. The Company undertakes no obligation to publicly release the results of any revisions to these forward looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.